UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-23328

FLAT ROCK OPPORTUNITY FUND

(Exact name of registrant as specified in charter)

Robert K. Grunewald

Chief Executive Officer

1350 6th Avenue, 18th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

(212) 596-3413

(Registrant’s telephone number, including area code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Copy to:

Owen J. Pinkerton, Esq.

Morris, Manning & Martin, LLP

1401 Eye Street, N.W.

Washington, DC 20005

(202) 408-5153

Date of fiscal year end: December 31

Date of reporting period: July 2 – September 30, 2018

Item 1. Schedule of Investments.

The unaudited consolidated schedule of investments, as of September 30, 2018, of Flat Rock Opportunity Fund, a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company, is set forth below:

Flat Rock Opportunity Fund

SCHEDULE OF INVESTMENTS

September 30, 2018 (Unaudited)

Shares or Principal Amount		Value
COMMON STOCKS-60.65%
Capital Markets – 60.65%
138,702	Ares Capital Corp.	$2,384,287
219,133	Hercules Capital, Inc.	2,883,790
79,078	New Mountain Finance Corp.	1,067,553
210,558	TriplePoint Venture Growth BDC Corp.	2,861,484

TOTAL COMMON STOCKS
(Cost $9,224,150)		9,197,114

Shares or Principal Amount		Rate	Maturity	Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY(a)-51.48%
Financial Services – 51.48%
$3,600,000	Ares XLIX CLO, Ltd. Series 2018-49I(b)(c)	12.81%(d)	07/22/2030	3,006,000
3,000,000	Eaton Vance CLO 2018-1, Ltd. Series 2018-1I(b)(c)	14.02%(d)	10/15/2030	2,580,000
2,000,000	Neuberger Berman Loan Advisers CLO 29, Ltd. Series 2018-29I(b)(c)	13.54%(d)	10/19/2031	1,648,658
89,130	Neuberger Berman Loan Advisers CLO 29, Ltd. Series 2018-29I(b)(c)	10.17%(d)	10/19/2031	89,130
10,250	Neuberger Berman Loan Advisers CLO 29, Ltd. Series 2018-29I(b)(c)	25.10%(d)	10/19/2031	10,250
531,000	THL Credit Wind River 2018-2 CLO, Ltd. Series 2018-2I(b)(c)	13.57%(d)	07/15/2030	472,590

TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY
(Cost $7,869,148)				7,806,628

Shares or Principal Amount		Value
SHORT-TERM INVESTMENTS-100.36%
MUTUAL FUND-1.45%
220,209	First American Government Obligations Fund (7-Day Yield 1.96%)	220,209

U.S. TREASURY BILL-98.91%
15,000,000	United States Treasury Bill Class X, 1.18%, 10/4/2018(e)	14,997,465

TOTAL SHORT-TERM INVESTMENTS
(Cost $15,217,746)		15,217,674

TOTAL INVESTMENTS - 212.49%
(Cost $32,311,044)		32,221,416
LIABILITIES IN EXCESS OF OTHER ASSETS - (112.49)%		(17,057,932)
NET ASSETS - 100.00%		$15,163,484

(a)	Collateralized Loan Obligations (“CLO”) Equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Securities determined to be illiquid under the procedures approved by the Fund’s Board of Trustees. Total fair value of the securities is $7,806,628, which represents approximately 51.48% of net assets as of September 30, 2018.

(b)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2018.

(c)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees.

(d)	Estimated yield.

See Notes to Quarterly Schedule of Investments.

Flat Rock Opportunity Fund

Notes to Quarterly Schedule of Investments

September 30, 2018 (Unaudited)

(1) ORGANIZATION

Flat Rock Opportunity Fund (the “Fund”) is a Delaware statutory trust incorporated on February 12, 2018 that is registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, closed-end management investment company. The Fund commenced operations on July 2, 2018 and operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act. The Fund’s investment adviser is Flat Rock Global, LLC (the “Adviser”). The Fund’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Investment Companies. Security transactions are accounted for on the trade date.

Use of Estimates

The preparation of the schedule of investments in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingencies at the date of the financial statement. The Fund believes that these estimates utilized in preparing the schedule of investments are reasonable and prudent; however, actual results could differ from these estimates.

Interest Income

Interest income from investments in the “equity” class of collateralized loan obligation (“CLO”) funds will be recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40, Beneficial Interests in Securitized Financials Assets. The Fund will monitor the expected cash inflows from its CLO equity investments, including the expected residual payments, and the effective yield will be determined and updated at least quarterly. In estimating these cash flows, there are a number of assumptions that are subject to uncertainties, including the amount and timing of gains/losses on the loan portfolio; prepayment rates; reinvestment rate spreads and prices; and projected changes in the CLO’s capital structure. These uncertainties are difficult to predict and are subject to future events that could impact the Fund’s estimates. As a result, actual results may differ significantly from these estimates.

Valuation Policies and Procedures

The Fund will determine the Net Asset Value (“NAV”) of its shares daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern time). Each time the Fund calculates NAV, it will accrue as a liability any amounts owed to the Adviser as payment for incentive fees, which could vary over time.

The Fund’s Board of Trustees (the “Board”) is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the valuation policy to Flat Rock Global, LLC (the “Adviser”). Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets.

Security Valuation

Most investments held by the Fund, other than publicly-traded equity securities, will not be traded on a national securities exchange, and the Fund will not have the benefit of market quotations or other pricing data from such an exchange.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Fund’s Valuation Committee using procedures adopted by, and under the supervision of, the Board. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve and credit quality.

The Fund may elect to engage one or more third-party valuation firms to provide assistance to the Valuation Committee and the Board in valuing certain of the Fund’s investments. The Valuation Committee may evaluate the impact of such additional information, and factor it into its consideration of fair value.

CLO investments are valued utilizing an income approach. The income approach uses valuation techniques to convert future cash flows to a single present value amount discounted by an appropriate discount rate. The types of factors that may be taken into account in fair value pricing investments include:

•	the yield of similar CLOs where pricing is available in the market;
•	the riskiness of the underlying pool of loans;
•	structural features of the CLO including weighted average life test, liability pricing, management fees, covenant cushions and net asset value.

The Fund utilizes various methods to measure the fair value of its investments that do not have market quotations on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, price for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of September 30, 2018 for the Fund's assets measured at fair value:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$9,197,114	$–	$–	$9,197,114
Collateralized Loan Obligations Equity	–	–	7,806,628	7,806,628
Short-Term Investments	220,209	14,997,465	–	15,217,674
Total	$9,417,323	$14,997,465	$7,806,628	$32,221,416

*	See Schedule of Investments for industry classification.

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Investments in Securities	Balance as of July 2, 2018	Change in Unrealized Appreciation/ Depreciation	Accrued Discount/ Premium	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of September 30, 2018	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at September 30, 2018
Collateralized Loan Obligations Equity	$-	$(62,520)	$62,520	$7,806,628	$-	$-	$-	$7,806,628	$(62,520)

The table below provides additional information about the Level 3 Fair Value Measurements as of September 30, 2018:

Asset Class	Value	Valuation Technique	Unobservable Inputs
Collateralized Loan Obligations Equity	$7,806,628	Market approach (Other)	Other

Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.

As of September 30, 2018, the Fund did not have any transfers in and/or out of Level 3.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Fund in this Form N-Q was recorded, processed, summarized and reported timely.

(b)	There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FLAT ROCK OPPORTUNITY FUND

By:	/s/ Robert K. Grunewald
Robert K. Grunewald
President and Chief Executive Officer (Principal Executive Officer)

Date:	November 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert K. Grunewald
Robert K. Grunewald
President and Chief Executive Officer (Principal Executive Officer)

Date:	November 27, 2018

By:	/s/ Richard A. Petrocelli
Richard A. Petrocelli
Chief Financial Officer (Principal Financial and Accounting Officer)

Date:	November 27, 2018